Equity Accounted Investees, Other Investments and Non-Current Accounts Receivable - Summary of Other Investments and Non-current Accounts Receivable (Parenthetical) (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Miscellaneous non-current assets [abstract]
Accounts receivable from investees and joint ventures	$ 32	$ 65
Advances to suppliers of fixed assets	32	45
Employee prepaid compensation	7	6
Refundable taxes	10	13
Warranty deposits	$ 33	$ 20